UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 23, 2017
MANNATECH, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 S. Royal Lane, Suite 200
Coppell, Texas 75019
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if changed since last report.)

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Item 8.01. Other Event.
On February 23, 2017, Mannatech, Incorporated issued a press release announcing that the Board had declared a dividend for the fourth quarter of 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1*	Press Release, dated February 23, 2017, titled "Mannatech Declares Fourth Quarter 2016 Dividend."
*Furnished herewith.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2017

MANNATECH, INCORPORATED
By:	/s/ David Johnson
David Johnson
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release, dated February 23, 2017, titled "Mannatech Declares Fourth Quarter 2016 Dividend."
*Furnished herewith.